AMENDMENT
                            TO AGREEMENT AND PLAN OF
                                 REORGANIZATION
                                       OF
                               ENSTAR CORPORATION



              This Amendment to Agreement and Plan of
Reorganization of ENSTAR
Corporation (the "Amendment") is made and entered into as of May
1, 1990, among
Unimar Company, a Texas general partnership ("Unimar"),
Ultrastar, Inc., a
Delaware corporation ("Ultrastar"), Unistar, Inc., a Delaware corporation
("Unistar"), ENSTAR Corporation, a Delaware corporation
("ENSTAR"), Ultramar
Production Company, a Delaware corporation ("UPC"), Union Texas
Development
Corporation, a Delaware corporation ("UT Development"), Union
Texas Petroleum
Corporation, a Delaware corporation ("UTPC") and Ultramar America
Limited, a
Delaware corporation ("Ultramar") and amends the Agreement and Plan of
Reorganization of ENSTAR Corporation, dated December 22, 1989
(the
"Agreement"), among Unimar, Ultrastar, Unistar, ENSTAR, Ultramar
Production, UT
Development, UTPC and Ultramar (collectively, the "Parties").

                             W I T N E S S E T H :
              WHEREAS, the Parties entered into the Agreement to provide for the Reorganization;

              WHEREAS, Section 5.1(e) of the Agreement provides that the receipt of a favorable IRS Ruling by Unimar and ENSTAR is a condition to the obligation of the Parties to consummate the Reorganization;

              WHEREAS, based on advice from the IRS, ENSTAR has withdrawn its request for a favorable IRS Ruling regarding the application of
Section 355 of
the Code to the Reorganization;

              WHEREAS, the Parties desire to waive the receipt of a favorable
IRS Ruling as a condition to the consummation of the Reorganization; and

              WHEREAS, the Parties desire to amend the Agreement to reflect their agreement as to the foregoing and certain other matters;

              NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the Parties hereby agree as follows:

              1. Amendment to Section 1.1. Section 1.1 of the Agreement is
       hereby amended by the addition of the following subparagraphs (c) and
       (d) after subparagraph (b):

              "(c) ENSTAR shall transfer to UT Development all right, title and interest of Enstar in and to any and all accounts
              receivable attributable to the UT Assets;






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               "(d) ENSTAR shall transfer to UPC all right, title
and interest
               of ENSTAR in and to any and all accounts receivable
               attributable to the UPC Assets."


               2. Amendment to Section 2.2. Section 2.2 of the Agreement
        is hereby amended by the addition of the following subparagraph (xii)
        after subparagraph (xi):



              (xii) the Fee Agreement, in substantially the form attached hereto as Exhibit P, providing for the payment of certain fees and expenses of UTPC and Ultramar."

               3.     Section 4.1 of the Agreement is hereby
amended in its
        entirety to read as follows:


               "Section 4.1. IRS Covenant. From the date hereof, each
               of the parties to this Agreement covenants and agrees that it will fully comply with the requirements, representations and conditions that were set forth in the IRS Request and the
               statutory basis for such Request for so long as necessary in order for the Reorganization to qualify as a distribution to which Section 355 of the Code applies."


               4.     Execution of Amended and Restated
Partnership Agreement.
        If, on or before the Closing Date, Ultrastar and Unistar shall have executed an Amended and Restated Agreement of General
Partnership of
        Unimar Company, the Parties shall be deemed to





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       have waived the requirement under Section 5.1(b) of the
Agreement that
       Ultrastar and Unistar (i) shall have performed all obligations and agreements and complied with all covenants and conditions applicable to
       Ultrastar and Unistar contained in the Partnership
Amendment and (ii)
       shall have executed and delivered the Partnership
Amendment prior to or
       on the Closing Date.

              5.     Waiver of Execution of Discharge Agreement.
If, on or
       before the Closing Date, the Discharge Agreement shall not have been executed by all the parties thereto, the parties shall be deemed to have waived the requirement under Section 5.1(b) of the Agreement that each of the Parties (i) shall have performed all obligations and agreements and complied with all covenants and conditions applicable to it contained in the Discharge Agreement and (ii) shall have executed and delivered the Discharge Agreement prior to or on the Closing Date.

              6. Waiver of IRS Ruling. The Parties hereby waive the
       requirement under Section 5.1(e) of the Agreement that the receipt of a favorable IRS Ruling by Unistar and Ultrastar is a condition to the closing of the Reorganization.

              7. Amendment to Section 9.7. Section 9.7 of the Agreement is
       hereby amended by (i) substituting the term "Fee
Agreement" for
       "Partnership Agreement" in the first





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        sentence of paragraph (a) and for "Unimar Partnership
Agreement" in the
        first sentence of paragraph (g) and (ii) the addition of the following paragraph (h) after paragraph (g):

        "(h)     Any receivable which relates to the period prior
to the
        Valuation Date and is described in the Closing Period
Adjustment
        Statement (other than receivables in respect of indebtedness owing by the Partnerships to ENSTAR) which (i) has been assigned to
        UT Development or UPC pursuant to the terms of this Agreement and the Conveyances and (ii) has not been paid in accordance with its terms, shall be payable by ENSTAR to UT Development or UPC, as the case may be. The amount of any such receivable shall be paid within 30 days following receipt by ENSTAR of notice of non-payment, which notice must be received by ENSTAR within one year from the Closing Date. The non-submitting party shall have the right to audit receivable claims submitted to ENSTAR for a period of 90 days following receipt by ENSTAR of such notice of non-payment."

              8. Amendment to Section 9.8. Section 9.8 of the Agreement
        is hereby amended by (i) deleting paragraphs (a) and (b) and substituting the following:

        "(a)     After the Closing, ENSTAR, UPC and UT
Development shall,
        immediately upon their receipt, turn over or cause to be turned over to UPC, UT Development or their affiliates, as the case may be, any amounts from or related to the Transferred Assets received by
        ENSTAR, UPC, UT Development or their affiliates, which amounts are accounted for in the Closing Period Adjustment Statements and have not been previously turned over in accordance with the Closing
        Period Adjustment Statements.

        (b)      After the Closing, ENSTAR, UPC and UT
Development shall,
        immediately upon their receipt, turn over or cause to be turned over to UPC, UT Development or their affiliates, as the case may be, any invoices or any other demand for payment for costs and expenses that were incurred as costs for operation or ownership of or expenses related to the Transferred Assets during the Closing
Period and which
        are accounted for in the Closing Period Adjustment
Statements and
        have not previously been turned over in accordance with the Closing
        Period Adjustment Statements."

       and (ii) the addition of the following paragraph after paragraph (c):

        "(d)    After the Closing, UPC and UT Development shall,
immediately
        upon their receipt, turn over or cause to be turned over to ENSTAR all amounts that were not, and should not properly be, included in the
        Closing Period Adjustment Statements, which amounts relate to a period prior to the Valuation Date."

              9. Closing Date. The Parties hereby agree that the
       preliminary closing of the Reorganization shall be held on April 30,
       1990 at 1:00 p.m., Houston, Texas time at the offices of Andrews & Kurth and the closing of the Reorganization shall be held on May
1, 1990 (the
       "Closing Date") at 9:00 a.m., Houston, Texas, time at the offices of
       Andrews & Kurth.

              10.    Deletion of References to Newstar.  All
references to
       Newstar, Inc. and Newstar contained in the Agreement are hereby deleted and replaced with the words "Ultramar Production Company" and "UPC"
       respectively.

              11. Utilization of Information. In the event the Partnership
       Amendment is not executed on or before the Closing Date, each of the
       Parties hereby agrees that (i) Ultrastar and its affiliates shall have the right to utilize information regarding the operations of the

       UPC Assets and to deal with the UPC Assets and any properties in the vicinity thereof for its own account and (ii) Unistar and its affiliates shall have the right to utilize information regarding the operations of the UT Assets and to deal with the UT Assets and any properties in the vicinity thereof for its own account. Neither Ultrastar nor Unistar shall be obligated to disclose to or share with Unimar (or the other partner in Unimar) any compensation or profit attributable to the UPC
       Assets or the UT Assets, as the case may be, or any properties in the vicinity thereof.

              12. Continuance of Agreement. The Agreement shall remain in full force and effect and, except as specifically provided herein, none of its terms or provisions are modified or amended in any manner whatsoever.

              13. Conflicts. In the event there shall be any conflict
       between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall control.

              14.    GOVERNING LAWS.  THE TERMS OF THIS AMENDMENT
SHALL BE
       GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF
       TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE
THAT MIGHT REFER
       SAME TO THE LAWS OF ANOTHER JURISDICTION), EXCEPT TO THE
EXTENT THAT
       SAME ARE MANDATORILY

SUBJECT TO THE LAWS OF ANOTHER JURISDICTION PURSUANT TO
THE LAWS OF SUCH OTHER JURISDICTION.

              15. Definitions. Terms not otherwise defined herein shall
       have the respective meanings assigned to such terms in the Agreement.

              16.    Counterparts.  This Amendment may be
executed in any
       number of counterparts, each of which when so executed shall be deemed an original and all of which together shall constitute one and the same instrument.

              17.    Severability.  If any provision of this
Amendment is
       invalid, illegal, or unenforceable, the remainder of the Amendment shall remain in full force and effect.

              IN WITNESS WHEREOF, each of the Parties hereto has caused this
Amendment to be signed by its duly authorized officer as of the date first above written.

                                   UNIMAR COMPANY

                                   By:  Unistar, Inc., a General
Partner

                                       By:   /s/W.M. KRIPS

- -----------------------------
                                       Name: W.M. KRIPS

                                       Title: President

                                       By:  Ultrastar, Inc., a
General Partner

                                            By:  /s/ROBERT W.
BLAND

- ----------------------------
                                            Name:  ROBERT W.
BLAND
                                            Title: Senior Vice
President


                                        UNISTAR, INC.

                                            By:  /s/W.M. KRIPS


- ----------------------------
                                                 Name:  W.M.
KRIPS
                                                 Title: President



                                         ULTRASTAR, INC.

                                             By:  /s/ROBERT W.
BLAND

- ---------------------------
                                             Name:  ROBERT W.
BLAND
                                             Title: Senior Vice
President


                                         ENSTAR CORPORATION

                                             By:  /s/ROBERT W.
BLAND

- ---------------------------
                                             Name:  ROBERT W.
BLAND
                                             Title: President



                                         ULTRAMAR PRODUCTION
COMPANY

                                             By:  /s/ROBERT W.
BLAND

- ---------------------------
                                             Name:  ROBERT W.
BLAND
                                             Title: President

                                             UNION TEXAS
DEVELOPMENT
                                               CORPORATION

                                                 By:  /s/W.M.
KRIPS

- -------------------------
                                                      Name:  W.M.
KRIPS
                                                      Title:
President


                                             UNION TEXAS
PETROLEUM
                                               CORPORATION

                                                 By:  /s/W.M.
KRIPS

- -------------------------
                                                 Name:  W.M.
KRIPS
                                                 Title: Vice
President



                                             ULTRAMAR AMERICA
LIMITED

                                                 By:  /s/ROBERT
W. BLAND

- -------------------------
                                                 Name:  ROBERT W.
BLAND
                                                 Title: Vice
President





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